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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2001
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                      1-7182                     13-2740599
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    (State or Other                (Commission                (I.R.S. Employer
    Jurisdiction of                File Number)              Identification No.)
    Incorporation)

4 World Financial Center, New York, New York                       10080
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 9.  Regulation FD Disclosure
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     Merrill Lynch & Co., Inc. plans to announce third-quarter 2001 operating results on Thursday, October 18, 2001.

     Merrill Lynch chairman and chief executive officer David H. Komansky, president and chief operating officer E. Stanley O'Neal and chief financial officer Thomas H. Patrick plan to host a conference call that day at 10am (ET) to review the results with the investment community.

     The general public is invited to listen to the call by dialing 415-247-8542, or via a live audio webcast at www.ir.ml.com. A replay will be made available shortly after the call at the same web address.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                MERRILL LYNCH & CO., INC.
                                           -------------------------------------
                                                     (Registrant)



                                           By: /s/ Andrea L. Dulberg
                                               ---------------------------------
                                               Andrea L. Dulberg
                                               Corporate Secretary

Date: October 12, 2001


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